Commitments (Details) (USD $)	12 Months Ended
	Sep. 30, 2013	Nov. 02, 2012	Sep. 30, 2012
Commitments (Textual)
Option to purchase maximum number of units	400,000
Proceeds from sale of purchase option	$ 100
Exercise price of option sold	$ 15.00
Description of exercise date of underwriter's unit purchase option	The underwriter's Unit purchase option is exercisable starting on the later of the completion of a Business Combination or October 18, 2013 and ending on October 17, 2017.
Cash payment for purchase option	100
Fair value of unit purchase option	255,000
Fair value of purchase option per unit	$ 0.64
Expected volatility	20.00%
Risk-free interest rate	0.86%
Expected life	5 years
Payment to affiliate for services		7,500
Accrued expenses	$ 32,500